UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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iRobot Corporation

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On March 30, 2016, iRobot Corporation launched the following content on the “Investors” section of its website, www. irobot.com:

For the Home For Business For Defense & Security About iRobot Vacuum Cleaning Products Public Safety Company Information Roomba® Ava® 500 History Military iRobot DNA Floor Scrubbing Platform Opportunities HazMat Management Team Scooba® Partners Board Members Robots Floor Mopping Partner Inquiries 110 FirstLook® Research & Development Braava™ 310 SUGV Offices & Directions Partner Portal Login Outdoor Maintenance 510 PackBot® STEM Partner Portal Request Mirra™ 710 Kobra™ Create® 2 Looj® Contact Ava® 500 Sales Third-Party Developers Create 2 Educational Discounts iRobot Interactive Home Charity Robots Form Ava® 500 News and Events Get a Quote Support Tour Request Form D&S Service Find Answers Investors Service Form Product Resources Company Information Community Register Robot News & Events Email Support Financial Information Community Stock Information Shop Home Robots Corporate Governance Parts & Accessories Investor Services Contact Store Investor Presentations Outlet Press Center Store Help Desk Media Kits Store Sitemap Press Releases Tell-A-Friend & Save Media Coverage Volume Sales News, Reviews & Awards Affiliates Careers Brand Partnerships Benefits & Perks Where To Buy Job Search California Transparency Act Conflict Minerals Policy Terms & Conditions Privacy Policy Contact Us ©2016 iRobot Corporation. All Right irobot.com Company Information Corporate Profile News & Events Financial Information Stock Information Corporate Governance Investor Services Investor Presentations California Transparency Act Conflict Minerals Policy Terms & Conditions Privacy Policy Contact Us ©2016 iRobot Corporation. All Rights Reserved irobot.com Corporate Profile iRobot designs and builds robots that make a difference. iRobot was founded in 1990 by Massachusetts Institute of Technology roboticists with the vision of making practical robots a reality. In 2015, iRobot generated $617 million in revenue and employed more than 500 of the robot industry’s top professionals, including mechanical, electrical and software engineers and related support staff. iRobot stock trades on the NASDAQ stock market under the ticker symbol IRBT. iRobot’s corporate headquarters are located in Bedford, Mass. The Company also has offices in California, the United Kingdom, China and Hong Kong. Investors For more information: 2016 Annual Meeting Stock Quote IRBT (Common Stock) Exchange NASDAQ (US Dollar) Price $34.78 Change (%) 1.01 (2.99%) Volume 257,129 Data as of 03/29/16 4:00 p.m. ET Minimum 20 minute delay Refresh quote Recent News Date Title 03/30/16 iRobot Files Definitive Proxy Materials And Mails Letter To Shareholders 03/15/16 iRobot Grows Consumer Product Lineup with Braava jetTM Mopping Robot 03/14/16 iRobot Appoints Michael Bell to Board of Directors 03/01/16 iRobot to Repurchase $85 Million of its $100 Million Authorization in an Accelerated Stock Repurchase Transaction Upcoming Events Date Title 04/26/16 Q1 2016 IROBOT CORP Earnings Release 04/27/16 8:30 a.m. ET Q1 2016 IROBOT CORP Earnings Conference Call 07/26/16 Q2 2016 IROBOT CORP Earnings Release Powered By EDGAR Online Replication or redistribution of EDGAR Online, Inc. content is expressly prohibited without the prior written consent of EDGAR Online, Inc. EDGAR Online, Inc. shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Company Calendar March 2016 Today Sun Mon Tue Wed Thu Fri Sat 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 More More

Disclaimer iRobot Corporation (“iRobot”, or the “Company”) will hold its 2016 Annual Meeting of stockholders on May 25, 2016. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement and from of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting and related matters. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY OTHER RELAVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The Company and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K filed with the SEC on February 19, 2016, and definitive proxy statement filed with the SEC on March 29, 2016. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be contained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at 8 Crosby Drive, Bedford, MA 01 730, Attention: Investor Relations, Such materials are also available at www.irobot.com. Forward-Looking Statements Certain statements made in this communication are not based on historical information are forward-looking statements which are made pursuant to the sage harbor provisions of the Private Securities Litigation Reform Act of1995. Such forward-looking statements may be identified with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. This communication contains express or implied forward-looking statements relating to, among other things, iRobot’s expectations regarding future financial performance, future operating performance and growth, our strategic actions to continue revenue growth, demand for our robots, strategic investments to diversify Home revenue, the impact of the divestiture of our Defense & Security business, the impact of our strategic actions to enhance stockholder value, and anticipated revenue, earnings per share and Adjusted EBITDA for fiscal year 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, our ability to enhance stockholder value through our strategic actions, including the sale of our Defense & Security business, general economic conditions, market acceptance our products, and competition. Existing and prospective investors are cautioned not to place unique reliance on these forward-looking statements, which speak only as of the date here. iRobot undertakes no obligation to update or revise the information contained in this communication, whether as a result of new information, future events or circumstance or otherwise. For additional disclosure regarding these and other risks faced by iRobot, see the disclosure contained in our public filings with the SEC. Cancel Proceed

iRobot 2016 Annual Meeting of Stockholders Your Board of Directors and management team have taken bold, decisive actions to transform iRobot into the leading global consumer robot company. We are singularly focused on enhancing the value of your investment in iRobot, and will continue to take the right steps to achieve that goal. At our Annual Meeting of Stockholders on May 25, 2016, you will be asked to make an important decision regarding which directors are most qualified to oversee the future of iRobot. Your Board has two new directors up for election who have recently joined the Board and bring extensive software, technology and Internet of Things (IoT) experience that will be critical to our ongoing success. At the same time, a hedge fund, Red Mountain Capital, is insisting on having personal representation on your Company’s Board, which we do not recommend. iRobot recommends all shareholders elect the Board of Directors’ qualified nominees by voting on the WHITE proxy card today. HOW TO VOTE YOUR SHARE Simply follow the easy instructions on the WHITE proxy card or voting instruction form included with your proxy materials. If you have questions about the 2016 Annual Meeting or how vote your shares, please contact: INNISFREE M&A INCORPORATED Shareholders Call Toll-Free: (877) 717-3929 REMEMBER: We urge you NOT to vote using any GREEN proxy card sent you by Red Mountain Capital, as doing so will revoke you vote on the White proxy card. Key Shareholder Materials: Shareholders Letters: iRobot Letter to Shareholders – March 30, 2016 Press Releases iRobot Files Definitive Proxy Materials and Mails Letters to Shareholders – March 29, 2016 SEC Filings iRobot Definitive Proxy Statement – March 29, 2016 Contacts For Voting and Company Meeting Questions: INNISFREE M&A INCORPORATED Shareholders Call Toll-Free: (877) 717-3929 For Media Questions: Matthew Lloyd Director of Corporate Communications P 781-430-3720 mlloyd@irobot.com For the Home Vacuum Cleaning Roomba® Floor Scrubbing Scooba® Floor Mopping Braava™ Outdoor Maintenance Mirra™ Looj® iRobot Interactive Home Support Find Answers Product Resources Register Robot Email Support Community Shop Home Robots Parts & Accessories Contact Store Outlet Store Help Desk Store Sitemap Tell-A-Friend & Save Volume Sales Affiliates Brand Partnerships Where To Buy For Business Products Ava® 500 Platform Opportunities Partners Partner Inquiries Partner Portal Login Partner Portal Request Contact Ava® 500 Sales Ava® 500 News and Events For Defense & Security Public Safety Military HazMat Robots 110 FirstLook® 310 SUGV 510 PackBot® 710 Kobra™ Third-Party Developers Get a Quote D&S Service Service Form Community About iRobot Company Information History iRobot DNA Management Team Board Members Research & Development Offices & Directions STEM Create® 2 Create 2 Educational Discounts Charity Robots Form Tour Request Form Investors Company Information News & Events Financial Information Stock Information Corporate Governance Investor Services Investor Presentations Press Center Media Kits Press Releases Media Coverage News, Reviews & Awards Careers Benefits & Perks Job Search California Transparency Act Conflict Minerals Policy Terms & Conditions Privacy Policy Contact Us ©2016 iRobot Corporation. All Rights Reserved Irobot.comirobot ventures